Exhibit 99.1

Press Release

Compaq Computer Corporation
Worldwide Public Relations
20555 SH 249 MC110515
Houston, TX 77070-2698

Telephone 281-514-0484
Facsimilie 281-514-0641
Compaq.PR@Compaq.Com

Contact(s):      Arch Currid
                      Compaq Computer Corporation
                      281-514-0484
                      arch.currid@compaq.com

Compaq Reports First Quarter Results

Significant Customer comments Highlight Quarter

         HOUSTON, April 18, 2002 — Compaq Computer Corporation (NYSE: CPQ), a leading global provider of enterprise technology and solutions, today reported financial results for the first quarter ended March 31, 2002. Revenue for the quarter was $7.7 billion, while net income was $44 million, or $0.03 per diluted common share. Excluding merger-related expenses, the company earned $0.04 per diluted common share.

         “Our first quarter results continue to demonstrate Compaq’s strong focus on customer success, on winning in key markets and on execution during what continues to be a challenging economic environment,” said Michael Capellas, Compaq’s chairman and chief executive officer.

         “Capital spending pressures are causing the IT market to move aggressively toward industry-standard solutions where Compaq is the market leader,” Capellas continued. “Our continued focus on the customer has yielded more than $1 billion in major account wins in this quarter alone across the financial services, government, education and healthcare industries – serving as an endorsement to our business strategy and proof of our customer commitment. And we have not backed off an inch from making steady improvements to our business model.

         Recent customer wins include:

    °    Department of Veteran’s Affairs (VA) – Inclusion in a $1.375 billion Procurement of Computer Hardware and Software-2 (PCHS-2) multi-vendor contract to provide hardware, services, and enterprise-wide solutions. Compaq revenues under the previous contract – PCHS-1 – totaled approximately $500 million for products and services.

    °    Kimberly-Clark Corporation – A 3-year, $100 million global services and technology agreement. Compaq will deliver desktops, notebooks, iPAQ Pockets PCs, industry-standard ProLiant servers, and services to 28,000 users in 35 countries.

    °    Houston Independent School District – An end-to-end solution provider agreement valued at up to $120 million. Covers innovative technologies including iPAQ Pocket PCs; Blackberry wireless devices; Evo laptops and desktops; industry-standard ProLiant servers; and services. The exclusive 3-year contract includes options for two 1-year extensions.

    °    Schlumberger – Compaq and global technology services company Schlumberger entered an expanded agreement to develop and offer joint, global IT solutions combining their respective services and technologies. Focused on markets where the companies have complementary strengths - oil and gas, finance, telecommunications, transport, energy and utilities, and the public sector - Compaq estimates its revenues under the expanded agreement could exceed $500 million over the next three to five years.

        First quarter gross margin, as a percentage of revenue, was flat sequentially at 20.6 percent, as improved product mix in the Access Business Group, operational improvements in Industry Standard Servers and solid execution in Global Services offset revenue weakness in Business Critical Solutions. First quarter operating expenses were $1.4 billion, a sequential reduction of $101 million, and down $359 million year-over-year. This represents the fifth consecutive quarter of operating expense reductions.

         “We are seeing the benefits of the operational and business model improvements we made over the past year,” said Jeff Clarke, Compaq’s chief financial officer. “Even as we prepare for Compaq’s merger with Hewlett-Packard, we have demonstrated a relentless focus on execution that bodes well for the operations of the combined company.”

        In the same quarter last year – the company’s strongest in 2001 – Compaq reported revenue of $9.2 billion. Adjusted for special items, net income on an operational basis was $214 million, or $0.13 per diluted common share. Including special items, reported net loss was $131 million, or ($0.08) per diluted common share.

Business Overview
        Compaq Global Services continued to be the company’s strongest segment, posting segment operating profit of $229 million. Revenue for the quarter was $1.9 billion, down 3 percent on a year-over-year basis and down 7 percent sequentially, a normal seasonal decline. Global Services, which includes customer support, managed services, system integration and financial services and leasing, now comprises 24 percent of Compaq’s revenue.

         Revenue from the Enterprise Computing segment – built on the pillars of fault-tolerant and high performance computing, enterprise storage and industry-standard servers– was down 13 percent from the fourth quarter to $2.4 billion, with segment operating profit of $18 million.

         Revenue from the Industry Standard Server Group was $1.4 billion, essentially flat with the fourth quarter of 2001. Gross margin percentage improved sequentially by two points as the benefits of recent operational and distribution model improvements continued to be realized. Sequential market share gains are expected, particularly in North America. Compaq addressed customers' needs for reduced costs, greater flexibility, and increased agility by introducing the Compaq ProLiant BL e-Class blade designed for adaptive computing, which achieves new levels of efficiency and cost savings in the data center by balancing power, performance and space utilization.

         In the Enterprise Storage Group, revenue was $394 million, down 13 percent sequentially. Despite weak market conditions and an aggressive pricing environment, gross margin percentage was essentially flat on a sequential basis. As the low cost producer and leading technology innovator, Compaq’s open, modular solutions – such as the StorageWorks family of products – provide customers with a compelling price/performance equation. Compaq’s annual ENSA@work storage conferences, held this month in Europe and the United States, attracted more than 2,000 delegates each – a record customer turnout.

         In the first quarter, the Business Critical Solutions Group – comprised of fault-tolerant and high performance systems – revenue was $517 million, down 33 percent sequentially, following a strong fourth quarter that included three large supercomputer contracts. New customers comprised 16 percent of revenue for fault-tolerant systems. A report released by IDC during the quarter ranked Compaq the #1 vendor in high performance server revenue. Compaq's leadership in this arena is reflected in a continuing wave of major supercomputer contract wins in computer simulation and animation, as well as other general research applications during the past 12 months.

         Revenue in the company’s Access business segment was $3.5 billion, a decrease of 6 percent sequentially, and down 18 percent year-over-year. The segment posted a loss of $36 million for the quarter, a sequential improvement of $33 million over the fourth quarter, reflecting continued customer acceptance of new products and continued business model improvements. Commercial PC revenue grew 6 percent sequentially despite difficult market conditions.

Earnings Conference Webcast

        Compaq will host a live audio Webcast today at 5:00 p.m. Eastern (4:00 p.m. Central) regarding its first quarter financial results. Details and links to the Webcast can be found at http://www.compaq.com/corporate/ir/. This conference call is the property of Compaq Computer Corporation and any recording, reproduction, or rebroadcast of this conference call is expressly prohibited by Compaq.

Company Background
         Founded in 1982, Compaq Computer Corporation is a leading global provider of information technology products, services and solutions for enterprise customers. Compaq designs, develops, manufactures and markets information technology equipment, software, services and solutions, including industry-leading enterprise storage and computing solutions, fault-tolerant business-critical solutions, communication products, personal desktop and notebook computers, and personal entertainment and Internet access devices that are sold in more than 200 countries directly and through a network of authorized Compaq marketing partners. Information on Compaq and its products and services is available at www.compaq.com.

FORWARD LOOKING STATEMENT
This document contains forward-looking statements that involve risks, uncertainties and assumptions. This document contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include the possibility that the Hewlett-Packard/Compaq merger does not close or that prior to the closing of the proposed merger, the businesses of the companies suffer due to uncertainty; the market for the sale of certain products and services may not develop as expected; that development of these products and services may not proceed as planned; that Compaq and Hewlett-Packard are unable to transition customers, successfully execute their integration strategies, or achieve planned synergies; other risks that are described from time to time in Compaq and Hewlett-Packard's Securities and Exchange Commission reports (including but not limited to Compaq's annual report on Form 10-K for the year ended December 31, 2001, HP's annual report on Form 10-K for the fiscal year ended October 31, 2001, and subsequently filed reports and HP's registration statement on Form S-4 filed on February 5, 2002). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Compaq's results could differ materially from Compaq's expectations in these statements. Compaq assumes no obligation and does not intend to update these forward-looking statements.

                                            COMPAQ COMPUTER CORPORATION
                                        CONDENSED CONSOLIDATED BALANCE SHEET

                                                                     March 31,            December 31,
(In millions, except par value)                                         2002                  2001
----------------------------------------------------------------- ----------------- --- -----------------
----------------------------------------------------------------- ----------------- --- -----------------
                                                                    (Unaudited)

ASSETS

Current assets:
   Cash and cash equivalents                                       $     3,702           $     3,874
   Trade accounts receivable, net                                        4,147                 4,623
   Leases and other accounts receivable                                  1,957                 1,881
   Inventories                                                           1,419                 1,402
   Other assets                                                          1,440                 1,498
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------
     Total current assets                                               12,665                13,278

Property, plant and equipment, net                                       3,171                 3,199
Other assets, net                                                        6,935                 7,212
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------
       Total assets                                                $    22,771           $    23,689
                                                                  =================     =================
                                                                  =================     =================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Borrowings                                                      $     1,666           $     1,692
   Accounts payable                                                      3,350                 3,881
   Deferred income                                                       1,191                 1,181
   Other liabilities                                                     3,984                 4,379
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------
     Total current liabilities                                          10,191                11,133
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------

Long-term debt                                                             600                   600
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------
Postretirement and other postemployment benefits                           844                   839
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------
Commitments and contingencies
Stockholders' equity:
   Preferred stock, $.01 par value
     Shares authorized:  10 million; shares issued:  none                    --                    --
   Common stock and capital in excess of $.01 par value
     Shares authorized:  3 billion                                       8,375
     Shares issued:  March 31, 2002 - 1,774 million
       December 31, 2001 - 1,766 million                                                       8,307
   Retained earnings                                                     4,394                 4,393
   Accumulated other comprehensive loss                                   (182)                 (132)
   Treasury stock (shares:  March 31, 2002 - 62 million
       December 31, 2001- 62 million)                                   (1,451)               (1,451)
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------
     Total stockholders' equity                                         11,136                11,117
                                                                  -----------------     -----------------
                                                                  -----------------     -----------------
       Total liabilities and stockholders' equity                  $    22,771           $    23,689
                                                                  =================     =================

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                                           COMPAQ COMPUTER CORPORATION
                                    CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                   (Unaudited)

                                                                     Three months ended March 31,
                                                                ---------------------------------------
                                                                ----------------- --- -----------------
(In millions, except per share amounts)                               2002                  2001
--------------------------------------------------------------- ----------------- --- -----------------
--------------------------------------------------------------- ----------------- --- -----------------

Revenue:
   Products                                                      $     6,109           $     7,480
   Services                                                            1,619                 1,701
                                                                -----------------     -----------------
                                                                -----------------     -----------------
     Total revenue                                                     7,728                 9,181

Cost of sales:
   Products                                                            4,969                 5,893
   Services                                                            1,169                 1,212
                                                                -----------------     -----------------
                                                                -----------------     -----------------
     Total cost of sales                                               6,138                 7,105
                                                                -----------------     -----------------

Selling, general and administrative                                    1,157                 1,438
Research and development                                                 286                   364
Restructuring and related charges                                          -                   249
Merger-related costs                                                      35                     -
Other (income) expense, net                                               49                  (106)
                                                                -----------------     -----------------
                                                                -----------------     -----------------
                                                                       1,527                 1,945
                                                                -----------------     -----------------
                                                                -----------------     -----------------

Income before income taxes                                                63                   131
Provision for income taxes                                                19                    40
                                                                -----------------     -----------------
                                                                -----------------     -----------------
Income before cumulative effect of accounting change                      44                    91
Cumulative effect of accounting change, net of tax                         -                  (222)
                                                                -----------------     -----------------
                                                                -----------------     -----------------
Net income (loss)                                                $        44           $      (131)
                                                                =================     =================
                                                                =================     =================

Earnings (loss) per common share:
Basic:
   Before cumulative effect of accounting change                 $      0.03           $      0.05
   Cumulative effect of accounting change, net of tax                      -                 (0.13)
                                                                -----------------     -----------------
                                                                -----------------     -----------------
                                                                 $      0.03           $     (0.08)
                                                                =================     =================
                                                                =================     =================
Diluted:
   Before cumulative effect of accounting change                 $      0.03           $      0.05
   Cumulative effect of accounting change, net of tax                      -                 (0.13)
                                                                -----------------     -----------------
                                                                -----------------     -----------------
                                                                 $      0.03           $     (0.08)
                                                                =================     =================
                                                                =================     =================

Shares used in computing earnings (loss) per common share:
   Basic                                                               1,705                 1,685
                                                                =================     =================
                                                                =================     =================
   Diluted                                                             1,718                 1,685
                                                                =================     =================

====================================================================================================================================

                        COMPAQ COMPUTER CORPORATION
                            SEGMENT INFORMATION
                                (Unaudited)

                                                 Three months ended March 31,
                                           -------------------------------------
                                           ------------------ --- --------------
(In millions)                                    2002                   2001
------------------------------------------ ------------------     --------------

Enterprise Computing
   Revenue                                  $     2,351            $     2,920
   Operating income                                  18                    144
Access
   Revenue                                        3,545                  4,346
   Operating loss                                   (36)                  (110)
Compaq Global Services
   Revenue                                        1,882                  1,935
   Operating income                                 229                    254
Segment Eliminations and Other
   Revenue                                          (50)                   (20)
   Operating income (loss)                          (15)                    20
Consolidated Segment Totals
   Revenue                                  $     7,728            $     9,181
   Operating income                         $       196            $       308

A reconciliation of Compaq's consolidated segment operating income to consolidated income before income taxes follows:

                                                 Three months ended March 31,
                                           -------------------------------------
                                           ------------------ --- --------------
(In millions)                                    2002                   2001
------------------------------------------ ------------------     --------------

Consolidated segment operating income       $       196            $       308
Unallocated corporate expenses                      (49)                   (34)
Restructuring and related charges                     -                   (249)
Merger-related costs                                (35)                     -
Other income (expense), net                         (49)                   106
                                           ------------------     --------------
                                           ------------------     --------------

Income before income taxes                  $        63            $       131
                                           ==================     ==============